                                                                    EXHIBIT 10.2
                                                                    ------------

                                    GUARANTY
                                    --------

     THIS GUARANTY is made as of the 11th day of May, 2004, by POLYSTICK U.S. CORPORATION, a New York corporation (the "Guarantor") to and in favor of D. EMERALD INVESTMENTS LTD., an Israeli corporation ("Emerald").

     WHEREAS, the Guarantor is a significant stockholder of GSV, Inc., a Delaware corporation ("GSV");

     WHEREAS, pursuant to a Purchase Agreement of even date herewith (the "Purchase Agreement"), Emerald is purchasing from GSV (i) a two-year 8% convertible promissory note in the principal amount of $200,000 (the "Convertible Note"), and (ii) a warrant to purchase up to 1,142,857 shares of common stock, par value $.001 per share ("Common Stock"), of GSV, at a price of $.70 per share;

     WHEREAS, the Guarantor, as a significant stockholder of GSV, will derive substantial benefit from the consummation of the Purchase Agreement and the closing of the transactions contemplated therein, and

     WHEREAS, it is a condition precedent to the closing of the Purchase Agreement that the Guarantor executes and delivers this Guaranty to Emerald, pursuant to which the Guarantor will guarantee to Emerald and its successors and assigns that all of GSV's obligations under the Convertible Note that may become due and payable under the terms and conditions thereof will be promptly paid in full when due.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor, intending to be legally bound, represents, warrants, covenants and agrees as follows:

     1. Guaranty. (a) The Guarantor absolutely, irrevocably and unconditionally hereby guarantees to Emerald and its successors and assigns that all of GSV's obligations under the Convertible Note (the "Obligations"), as such instrument may be amended, modified or supplemented from time to time, will be paid promptly in full when due. This Guaranty shall be a guaranty of payment and not of collection, and the Guarantor hereby agrees that its obligations hereunder shall be primary and unconditional, irrespective of any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge to the Guarantor. Guarantor further agrees to pay Emerald's expenses (including attorney's fees) paid or incurred in endeavoring to enforce this Guaranty or the payment of the Obligations.

        (b) The Guarantor hereby (i) waives diligence, presentment, dishonor, notice of dishonor, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of GSV, any right to receive notice of any change, amendment, modification or supplementation to the Convertible Note, any right to require demand for payment or a proceeding first against GSV, protest, notice and all other demands or notices whatsoever, all rights to subrogation or to demand any payment from GSV until the indefeasible payment in full of all the Obligations, and (ii) covenants that this Guaranty will not be discharged except by payment in full of the Obligations.

        This Guaranty shall be enforceable without Emerald having to proceed first against GSV (any right to require Emerald to take action against GSV being hereby expressly waived) or against any security for the payment of the Obligations.

        This Guaranty shall be binding upon and enforceable against Guarantor and the legal representatives, successors and assigns of Guarantor. The liability of Guarantor hereunder is primary and unconditional.

        This Guaranty shall be irrevocable, absolute and unconditional and shall remain in full force and effect as to Guarantor until such time as all of the Obligations shall have been paid and satisfied in full. No delay or failure on the part of Emerald in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Emerald of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

        This Guaranty shall remain in full force and effect, and Guarantor shall continue to be liable for the payment of the Obligations in accordance with the original terms of the documents and instruments evidencing and securing the same, notwithstanding the commencement of any bankruptcy, reorganization or other debtor relief proceeding by or against GSV, and notwithstanding any modification, discharge or extension of the Obligations, any modification or amendment of any document or instrument evidencing or securing any of the Obligations, or any stay of the exercise by Emerald of any of its rights and remedies against GSV with respect to any of the Obligations, which may be effected in connection with any such proceeding, whether permanent or temporary, and notwithstanding any assent thereto by Emerald.

     2. Certain Rights. Emerald may at any time and from time to time without the consent of the Guarantor, without incurring any responsibility to the Guarantor and without impairing or releasing any of the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

        (a) renew, alter or change the interest rate, manner, time, place or terms of payment or performance of any of the Obligations, or any liability incurred directly or indirectly in respect thereof, whereupon the Guaranty herein made shall apply to the Obligations as so changed, extended, renewed or altered, provided that Emerald provided the Guarantor a notice thereupon. In the event that Emerald failed to provide such notice to the Guarantor, the Guarantor shall continue being liable to the Obligations before such renewal, alteration or change was made;

        (b) exercise or refrain from exercising any rights against GSV or any other person (including the Guarantor) or otherwise act or refrain from acting with regard to the Convertible Note, the Obligations or this Guaranty;

        (c) settle or compromise any of the Obligations, any security thereof or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any liability of GSV (whether or not then due) to creditors of GSV other than Emerald and the Guarantor.

     3. Assignments. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and transferees. All obligations of the Guarantor hereunder shall be binding upon its legal representative, successors and assigns.

     4. Representations of Guarantor. The Guarantor represents, warrants and agrees with Emerald as follows: (a) the execution, delivery and performance by the Guarantor of this Guaranty (i) are within the corporate powers of the Guarantor, (ii) have been duly authorized by all requisite corporate action on the part of the Guarantor, and (iii) will not violate any provisions of the Guarantor's Certificate of Incorporation (as amended), By-laws, any law now in effect, any order of any court or other agency of government, or any agreement or other instrument to which the Guarantor is a party or by which it or any of its property is bound, or be in conflict with or result in a breach of, or constitute (with or without the giving of notice or lapse of time, or both) a default under any such agreement or other instrument; (b) the Guarantor has received good, valuable and sufficient consideration for entering into and performing this Guaranty; (c) the Guarantor accepts the full range of risk encompassed within this Guaranty; and (d) the Guarantor is aware of the financial and other terms of the Convertible Note and accepts the risk that GSV may not be able to meet its obligations thereunder.

     5. Modification  of  Guaranty.  No  amendment,   modification,  waiver  or
discharge of this Guaranty or any provision hereof shall be valid or effective unless (and only to the extent set forth) in writing and signed by the party against whom enforcement is sought.

     6. Remedies Cumulative, etc. No right, power or remedy conferred upon or reserved to Emerald is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent.

     7. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if one or more of the provisions contained herein shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty.

     8. Limitation. Notwithstanding anything to the contrary herein, the sole recourse of Emerald or any of its successors or assigns against the Guarantor hereunder shall be limited to the exercise of its rights under that certain Pledge Agreement of even date herewith (the "Pledge Agreement") made by the Guarantor in favor of Emerald, and neither Emerald nor any of its successors or assigns shall look for recourse to any other asset or property of the Guarantor other than the collateral pledged to Emerald under the Pledge Agreement for satisfaction of any claim or cause of action it may have at law or in equity against the Guarantor under this Guaranty.

     9. Jurisdiction. The Guarantor and Emerald each hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the courts of the United States of America each located in the Borough of Manhattan in the City of New York for any action, suit, or proceeding for the interpretation or enforcement arising out of or relating to this Guaranty (and agrees not to commence any litigation relating hereto except in these courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth on the signature page hereof shall be effective service of process for any such action, suit, or proceeding for the interpretation or enforcement brought against it in any such court.

     10. Applicable Law. This Guaranty shall be construed in accordance with and governed by the laws of the State of New York without giving effect to the choice or conflict of law principles thereof.

     11. Notices.   All  notices,   consents,   requests,   demands  and  other
communications herein shall be in writing and shall be deemed duly given to any party or parties (a) upon delivery to the address of the party or parties as specified below if delivered in person or any courier or if sent by certified or registered mail (return receipt requested); or (b) upon dispatch if transmitted by confirmed telecopy or other means of confirmed facsimile transmissions, in each case as addressed as follows:

         If to the Guarantor:

         Polystick U.S. Corporation
         c/o GSV, Inc.
         191 Post Road West
         Westport, Connecticut  06880
         Attn.:  Mr. Sagi Matza
         Fax:  (203) 221-2691

         With a copy to:

         Davis & Gilbert LLP
         1740 Broadway
         New York, New York 10019
         Attn: Ralph W. Norton, Esq.
         Fax: (212) 974-6969

         If to Emerald:

         D. Emerald Investments Ltd.
         85 Medinat Ha-Yehudim
         Herzeliya, Israel
         Attn.: Mr. Roy Harel
         Fax: (972) (9) 9589074

         With a copy to:

         Kantor, Elhanani, Tal & Co.
         Mozes House
         74-76 Rothschild Blvd.
         Tel-Aviv Israel  65785
         Attention: Adv. Dana Yagur
         Fax: (972) (3) 7140401

The parties hereto may designate such other address or facsimile number by written notice in the aforesaid manner.

     In WITNESS WHEREOF, the undersigned Guarantor has caused this Guaranty to be duly executed and delivered as of the date first written above.

                                    POLYSTICK U.S. CORPORATION


                                    By:
                                        ----------------
                                        Name: Sagi Matza
                                        Title:   President

                                        Address:    c/o GSV, Inc.
                                                    191 Post Road West
                                                    Westport, Connecticut 06880




Agreed to and Accepted by:

D. EMERALD INVESTMENTS LTD.


By:
    -------------
    Name: Roy Harel
    Title:   Manager

    Address:    85 Medinat Ha-Yehudim
                Herzeliya, Israel